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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





         Date of Report (Date of earliest event reported): APRIL 9, 2002





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)



               DELAWARE                       1-12202                               93-1120873
     (State or other jurisdiction           (Commission                          (I.R.S. Employer
           of incorporation)                File Number)                       Identification No.)



                  1111 SOUTH 103RD STREET                                             68124
                      OMAHA, NEBRASKA                                               (Zip Code)
         (Address of principal executive offices)




                                 (877) 208-7318
              (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS

         Northern Border Partners, L.P. is filing a copy of its press release dated April 9, 2002

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL AND EXHIBITS

         Exhibit 99.1 Northern Border Partners, L.P. press release dated April 9, 2002.











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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Northern Border Partners, L.P.
                                       ( A Delaware Limited Partnership)



Dated: April 10, 2002                  By:  /s/ Jerry L. Peters
                                           -------------------------------------
                                           Jerry L. Peters
                                           Chief Financial & Accounting Officer





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                                  EXHIBIT INDEX



Exhibit 99.1 --  Northern Border Partners, L.P Press Release dated April 9, 2002